Exhibit 99.1

Brookdale Reaches Agreement with Stockholder Land & Buildings
Brookdale Appoints Real Estate Executive Marcus E. Bromley As New Independent Board Member
NASHVILLE, Tenn., July 26, 2017 -- Brookdale Senior Living Inc. (NYSE: BKD) (“Brookdale” or the “Company”) today announced that it has reached an agreement with Land & Buildings Management LLC and certain of its affiliates (collectively, “Land & Buildings”) pursuant to which Marcus “Marc” E. Bromley was appointed as an independent member of the Company’s board of directors (the “Board”), effective July 25, 2017, filling the vacancy created by the previously disclosed departure of Mark J. Parrell. Mr. Bromley was also appointed to both the Audit and Investment Committees of the Board. Brookdale’s Board continues to be comprised of nine directors, seven of whom are independent.
Mr. Bromley has more than 35 years of real estate industry leadership experience, including serving as the chairman of the board of trustees and chief executive officer of Gables Residential Trust from 1993 until 2000 and as a trustee through 2005. Prior to Gables Residential Trust, Mr. Bromley was a division partner for the Southeast operation of Trammell Crow Residential Company. Mr. Bromley currently serves as a member of the advisory board of Nancy Creek Capital Management, LLC, a private mezzanine debt and equity investment firm, and as an independent director of Cole Credit Property Trust V, Inc., a non-listed real estate investment trust.
“Marc is a terrific addition to our Board and brings extensive real estate and finance experience, as well as a fresh perspective,” said Daniel A. Decker, Executive Chairman of Brookdale’s Board. “We expect that Marc’s insights and contributions will be valuable as we focus on the execution of our strategic objectives, including our ongoing process to explore options and alternatives to create and enhance stockholder value. We are pleased to welcome him to Brookdale’s Board with the support of our stockholder Land & Buildings.”
Mr. Decker continued, “On behalf of the entire Board, I want to express our sincere thanks to Mark Parrell for his service and dedication to Brookdale. The Board and our Audit and Investment Committees have benefitted from Mark’s insight and collaborative approach. We are extremely grateful for his solid leadership and numerous positive contributions to the Company, and wish him the best.”
Jonathan Litt, Founder and CIO of Land & Buildings, stated, “We are very pleased to have been able to work collaboratively with the Company to add a highly qualified independent director to its Board. Brookdale is substantially undervalued and has significant potential, and we believe that Marc’s presence on the Board and on its Audit and Investment Committees will enhance the Company’s focus on exploring all pathways towards maximizing value for stockholders.”
The Honorable Jackie M. Clegg, Chair of the Nominating and Corporate Governance Committee of Brookdale’s Board, added, “We are pleased to have added such a well-suited candidate and look forward to having Marc’s perspective on the Board as we guide Brookdale along the path ahead.”
Under the terms of the agreement, Land & Buildings has agreed to abide by certain customary standstill and voting provisions, including voting in favor of the slate of director nominees to be put forth by the Board at the 2017 annual meeting of stockholders of the Company (the “2017 Annual Meeting”) and the Company has agreed to review and consult with Land & Buildings regarding the composition of the Board prior to the 2018 annual meeting of stockholders of the Company. As previously disclosed, the 2017 Annual Meeting is currently scheduled for September 25, 2017. The agreement between Brookdale and Land & Buildings will be filed in a Form 8-K with the Securities and Exchange Commission (the “SEC”).
As previously announced, Brookdale’s Board and management team are working with legal and financial advisors in a process of exploring options and alternatives to create and enhance stockholder value. That process is ongoing.

About Brookdale Senior Living
Brookdale Senior Living Inc. is the leading operator of senior living communities throughout the United States. The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents. Brookdale operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with approximately 1,052 communities in 47 states and the ability to serve approximately 103,000 residents as of March 31, 2017. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health and hospice services. Brookdale’s stock is traded on the New York Stock Exchange under the ticker symbol BKD.
About Land & Buildings
Land & Buildings is a registered investment manager specializing in publicly traded real estate and real estate related securities.
Safe Harbor
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding our intent, belief or expectations, including, but not limited to, statements relating to the evaluation of options and alternatives to create and enhance stockholder value and the execution on our strategic objectives. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “could,” “would,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “project,” “predict,” “continue,” “plan,” “target” or other similar words or expressions. These forward-looking statements are based on certain assumptions and expectations, and our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although we believe that expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risk associated with the current global economic situation and its impact upon capital markets and liquidity; changes in governmental reimbursement programs; the risk of overbuilding and new supply; our inability to extend (or refinance) debt (including our credit and letter of credit facilities and our outstanding convertible notes) as it matures; the risk that we may not be able to satisfy the conditions precedent to exercising the extension options associated with certain of our debt agreements; events which adversely affect the ability of seniors to afford our monthly resident fees or entrance fees; the conditions of housing markets in certain geographic areas; our ability to generate sufficient cash flow to cover required interest and long-term lease payments; the effect of our indebtedness and long-term leases on our liquidity; the risk of loss of property pursuant to our mortgage debt and long-term lease obligations; the possibilities that changes in the capital markets, including changes in interest rates and/or credit spreads, or other factors could make financing more expensive or unavailable to us; our determination from time to time to purchase any shares under our share repurchase program; our ability to fund any repurchases; our ability to effectively manage our growth; our ability to maintain consistent quality control; delays in obtaining regulatory approvals; the risk that we may not be able to expand, redevelop and reposition our communities in accordance with our plans; our ability to complete acquisition, disposition, lease restructuring, financing, re-financing and venture transactions (including assets currently held for sale and the pending transactions with HCP, Inc.) on agreed upon terms or at all, including in respect of the satisfaction of closing conditions, the risk that regulatory approvals are not obtained or are subject to unanticipated conditions and uncertainties as to the timing of closing; our ability to successfully integrate acquisitions; competition for the acquisition of assets; our ability to obtain additional capital on terms acceptable to us; a decrease in the overall demand for senior housing; our vulnerability to economic downturns; acts of nature in certain geographic areas; terminations of our resident agreements and vacancies in the living spaces we lease; early terminations or non-renewal of management agreements; increased competition for skilled personnel; increased wage pressure and union activity; departure of our key officers; increases in market interest rates; environmental contamination at any of our communities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against us; the cost and difficulty of complying with increasing and evolving regulation; as well as other risks detailed from time to time in our filings with the SEC, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management’s views as of the date of this press release. We cannot guarantee future results, levels of activity, performance or achievements and we expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.
Important Additional Information and Where to Find It
The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2017 Annual Meeting. The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, none of whom, owns in excess of 1 percent of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting. Information relating to the foregoing can also be found in the Company’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on May 1, 2017 (the “10-K/A”). To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 10-K/A, such changes have been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.
Stockholders will be able to obtain, free of charge, copies of the 2017 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2017 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.brookdale.com) or by contacting Chad C. White by phone at (615) 221-2250, by email at cwhite@brookdale.com or by mail at Brookdale Senior Living Inc., Attention: Chad C. White, Senior Vice President, General Counsel and Secretary, 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027.
Investor Contact:
Ross Roadman
Brookdale Senior Living Inc.
(615) 564-8104
rroadman@brookdale.com

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